UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): August 12, 2015

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RESTORGENEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2150 East Lake Cook Road, Suite 750 Buffalo Grove, Illinois	60089
(Address of principal executive offices)	(Zip Code)

(847) 777-8092

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 12, 2015, RestorGenex Corporation (the “Company”) issued a news release announcing its consolidated financial results for the six months ended June 30, 2015. The full text of the news release is set forth in Exhibit 99.1 attached hereto and is incorporated by reference in this current report on Form 8-K as if fully set forth herein.

The Company is furnishing the information contained in this report, including Exhibit 99.1, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
99.1	News release announcing consolidated financial results for the six months ended June 30, 2015 issued by RestorGenex Corporation on August 12, 2015 (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 2015	RESTORGENEX CORPORAITON

	By:	/s/ Phillip B. Donenberg
	Name:	Phillip B. Donenberg
	Title:	Chief Financial Officer and Secretary

RESTORGENEX CORPORATION

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	News release announcing consolidated financial results for the six months ended June 30, 2015 issued by RestorGenex Corporation on August 12, 2015	Furnished herewith